EXHIBIT 99.906CERT


CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sit Mutual Funds, Inc., do hereby certify, to such officer's knowledge, that the report on Form N-CSR of Sit Mutual Funds, Inc. for the period ended December 31, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Sit Mutual Funds, Inc. for the periods presented in the report.

/s/ Eugene C. Sit                           /s/ Paul E. Rasmussen
--------------------------------            -----------------------------------
Eugene C. Sit                               Paul E. Rasmussen
Chairman                                    VP Treasurer
Sit Mutual Funds, Inc.                      Sit Mutual Funds, Inc.

Dated: February 25, 2004
------------------------

A signed original of this written statement required by Section 906 has been provided by Sit Mutual Funds, Inc. and will be retained by Sit Mutual Funds, Inc. and furnished to the SEC or its staff upon request.


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CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sit Large Cap Growth Fund, Inc., do hereby certify, to such officer's knowledge, that the report on Form N-CSR of Sit Large Cap Growth Fund, Inc. for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Sit Large Cap Growth Fund, Inc. for the periods presented in the report.

/s/ Eugene C. Sit                           /s/ Paul E. Rasmussen
---------------------------------           -----------------------------------
Eugene C. Sit                               Paul E. Rasmussen
Chairman                                    VP Treasurer
Sit Large Cap Growth Fund, Inc.             Sit Large Cap Growth Fund, Inc.

Dated: February 25, 2004
------------------------

A signed original of this written statement required by Section 906 has been provided by Sit Mutual Funds, Inc. and will be retained by Sit Mutual Funds, Inc. and furnished to the SEC or its staff upon request.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sit Mid Cap Growth Fund, Inc., do hereby certify, to such officer's knowledge, that the report on Form N-CSR of Sit Mid Cap Growth Fund, Inc. for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Sit Mid Cap Growth Fund, Inc. for the periods presented in the report.

/s/ Eugene C. Sit                           /s/ Paul E. Rasmussen
---------------------------------           ---------------------------------
Eugene C. Sit                               Paul E. Rasmussen
Chairman                                    VP Treasurer
Sit Mid Cap Growth Fund, Inc.               Sit Mid Cap Growth Fund, Inc.

Dated: February 25, 2004
------------------------

A signed original of this written statement required by Section 906 has been provided by Sit Mutual Funds, Inc. and will be retained by Sit Mutual Funds, Inc. and furnished to the SEC or its staff upon request.